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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E.,

Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows

1555 Peachtree Street, N.E.,

Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 08/31/13

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	August 31, 2013

Invesco Dynamic Credit Opportunities Fund
NYSE: VTA

2	Fund Performance

2	Portfolio Management Update

3	Dividend Reinvestment Plan

4	Schedule of Investments

20	Financial Statements

23	Notes to Financial Statements

32	Financial Highlights

34	Approval of Investment Advisory and Sub-Advisory Contracts

36	Proxy Results

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Cumulative total returns, 2/29/13 to 8/31/13

Fund at NAV	4.50%
Fund at Market Value	-1.50
CS Leveraged Loan Index▼	2.40

Market Price Discount to NAV as of 8/31/13	-4.74
Source: ▼Invesco, Bloomberg L.P

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value (NAV) and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The CS Leveraged Loan Index represents tradeable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

The Fund is not managed to track the performance of any particular index, including the index described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Portfolio Management Update

The following individuals are jointly and primarily responsible for the day-to-day management of Invesco Dynamic Credit Opportunities Fund:

Scott Baskind, portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Nuno Caetano, Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates since 2010 and began managing the Fund in 2013. Mr. Caetano earned a BS in business administration and an MS in corporate finance from Universidade Catolica Portuguesa.

Philip Yarrow, Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010. Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

NYSE Symbol	VTA

2                         Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

3 Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

August 31, 2013

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–102.22%(a)(b)
Aerospace & Defense–2.31%
CAMP International Holding Co., First Lien Term Loan	5.25%	05/31/19		$732	$740,978
DAE Aviation Holdings, Inc.,
Term Loan B-1	6.25%	11/02/18		2,202	2,229,795
Term Loan B-2	6.25%	11/02/18		998	1,010,840
IAP Worldwide Services, First Lien Term Loan	10.00%	12/31/15		6,565	3,610,929
Landmark U.S. Holdings LLC,
First Lien Term Loan	5.75%	10/25/19		2,680	2,703,386
Term Loan	5.75%	10/25/19		227	229,101
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18		554	551,585
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18		2,556	2,575,300
Sequa Corp., Term Loan	5.25%	06/19/17		621	625,888
Transdigm Inc., Term Loan C	3.75%	02/28/20		8,453	8,465,137
					22,742,939

Air Transport–1.15%
American Airlines, Inc., Term Loan B	4.75%	06/27/19		3,713	3,678,350
Delta Air Lines, Inc.,
Revolver Loan(c)	0.00%	04/20/16		7,019	6,668,490
Revolver Loan(d)	—	10/18/17		1,032	954,853
					11,301,693

Automotive–5.26%
Affinia Group Inc., Term Loan B-2	4.75%	04/25/20		953	955,447
August U.S. Holding Co., Inc.,
First Lien Term Loan B-1 (Acquired 05/03/12-07/09/12; Cost $1,574,506)	5.00%	04/27/18		1,580	1,581,501
Term Loan B-1 (Acquired 05/03/12-07/09/12; Cost $1,211,166)	5.00%	04/27/18		1,215	1,216,566
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17		699	674,922
BBB Industries, LLC, Term Loan	5.50%	03/27/19		2,669	2,678,764
BCA Remarketing Group Ltd. (United Kingdom), Term Loan C3	5.74%	02/28/20	GBP	3,917	6,001,376
Federal-Mogul Corp.,
Term Loan B	2.13%	12/29/14		3,100	3,030,594
Term Loan C	2.13%	12/28/15		2,239	2,189,227
Hertz Corp. (The),
LOC (Acquired 03/14/11; Cost $834,779)	3.75%	03/09/18		849	846,463
Term Loan B-1	3.75%	03/12/18		255	255,429
Key Safety Systems, Inc., Term Loan	4.75%	05/09/18		2,096	2,120,154
Keystone Automotive Operations, Inc., First Lien Term Loan	7.00%	08/15/19		1,431	1,437,989
Metaldyne, LLC,
Term Loan	5.00%	12/18/18		2,453	2,476,764
Term Loan E	6.50%	12/18/18	EUR	4,146	5,506,737
RAC Finance (Holdings) Ltd. (United Kingdom), Term Loan C	5.13%	10/29/19	GBP	2,000	3,137,586
Schaeffler AG, (Germany)
Term Loan C	4.25%	01/27/17		68	68,697
Term Loan C	4.75%	01/27/17	EUR	3,867	5,138,078
TI Group Automotive Systems, LLC, Term Loan	5.50%	03/27/19		5,048	5,073,310
Tower Automotive Holdings USA, LLC, Term Loan	4.75%	04/23/20		3,657	3,681,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Automotive–(continued)
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18		$2,895	$2,921,462
Second Lien Term Loan	9.75%	10/09/19		671	684,756
					51,677,544

Beverage and Tobacco–0.45%
DS Waters of America, Inc., Term Loan B	5.25%	08/30/20		1,523	1,507,631
North American Breweries Holdings, LLC, Term Loan	7.50%	12/11/18		2,920	2,949,154
					4,456,785

Building & Development–2.14%
Axia Inc.,
PIK Second Lien Term Loan A (Acquired 09/05/08-03/28/13; Cost $1,566,707)(e)	5.00%	03/11/16		201	194,078
Revolver Loan(c)	0.00%	03/11/16		348	329,074
Second Lien Term Loan B (Acquired 05/30/08; Cost $2,896,225)	5.00%	03/12/16		324	312,540
Building Materials Holding Corp., PIK Second Lien Term Loan(e)	8.00%	01/05/15		3,583	3,528,817
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20		2,294	2,357,594
CPG International Inc., Term Loan	5.75%	09/18/19		558	564,098
Custom Building Products, Inc., Term Loan	6.00%	12/12/19		3,224	3,234,497
HD Supply Inc., Term Loan	4.50%	10/12/17		940	944,762
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $48,725)(c)(e)	0.00%	02/28/17		49	19,734
PIK Exit Revolver Loan (Acquired 07/15/10-01/29/13; Cost $601,394)(e)	5.00%	02/28/17		601	243,564
Norrmalm 3 AB (Sweden), Term Loan B2	4.97%	06/28/19	EUR	333	443,947
Nortek, Inc., Term Loan	5.25%	04/26/17		253	254,444
Re/Max International, Inc., Term Loan	5.25%	07/31/20		1,480	1,481,386
Realogy Corp.,
LOC	3.19%	10/10/13		682	677,559
Term Loan B	4.50%	03/05/20		4,595	4,634,863
Rhodes Ranch General Partnership, PIK Term Loan (Acquired 07/09/07; Cost $1,104,332)(e)	2.28%	03/31/16		269	244,624
WireCo WorldGroup Inc., Term Loan	6.00%	02/15/17		1,607	1,614,653
					21,080,234

Business Equipment & Services–8.49%
Advantage Sales & Marketing Inc., Second Lien Term Loan	8.25%	06/18/18		441	449,141
Asurion Corp.,
Incremental Term Loan B-1	4.50%	05/24/19		6,335	6,276,510
Incremental Term Loan B-2	3.50%	07/08/20		17,237	16,563,209
Audio Visual Services Group, Inc., First Lien Term Loan (Acquired 11/13/12; Cost $2,756,022)	6.75%	11/09/18		2,805	2,832,964
Brock Holdings III, Inc., First Lien Term Loan	6.01%	03/16/17		226	227,147
Ceridian Corp., Term Loan	4.43%	05/09/17		449	449,467
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19		1,960	1,955,384
Second Lien Term Loan	8.75%	12/21/20		677	679,181
Duff & Phelps Corp., Term Loan	4.50%	04/23/20		727	728,801
DynCorp International Inc., Term Loan	6.25%	07/07/16		691	697,943
Epiq Systems, Inc., Term Loan	4.75%	08/27/20		2,598	2,595,650
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18		4,660	4,759,167
First Data Corp.,
Term Loan	4.18%	03/24/17		2,014	2,000,543
Term Loan	4.18%	03/23/18		14,211	14,105,790
Term Loan	4.18%	09/24/18		531	526,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Genesys Telecom Holdings, U.S., Inc., Euro Term Loan	4.75%	02/08/20	EUR	3,491	$4,628,053
H&F Nugent 3 Ltd. (United Kingdom), Term Loan B	5.50%	08/02/19	GBP	750	1,174,479
Helios Holding, Inc., First Lien Term Loan	6.50%	07/13/18		2,773	2,788,474
Kronos Inc., Second Lien Term Loan	9.75%	04/30/20		1,034	1,073,403
Lonestar Intermediate Super Holdings, LLC, Term Loan	11.00%	09/02/19		6,018	6,303,911
Mitchell International, Inc., Second Lien Term Loan	5.56%	03/30/15		3,654	3,662,664
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18		517	521,183
Second Lien Term Loan	8.75%	04/30/19		288	292,443
SunGard Data Systems Inc.,
Term Loan C	3.94%	02/28/17		180	181,013
Term Loan D	4.50%	01/31/20		1,901	1,922,433
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20		1,499	1,513,144
Second Lien Term Loan	9.00%	08/14/20		115	116,325
Valleycrest Companies LLC, Term Loan	5.50%	06/13/19		1,050	1,052,174
Wash MultiFamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19		1,098	1,103,460
West Corp., Revolver Loan(c)	0.00%	01/15/16		2,427	2,281,325
					83,461,452

Cable & Satellite Television–4.54%
Altice B2B Lux. S.a.r.l., (Luxembourg)
Term Loan B3	4.13%	09/29/17	EUR	2,000	2,653,543
Term Loan B3	4.13%	09/29/17	EUR	750	995,079
Infront Finance Luxembourg S.a.r.l (Switzerland), Term Loan B	5.13%	06/27/19	EUR	6,500	8,472,602
Media Holdco, L.P., Term Loan	7.25%	07/24/18		2,192	2,203,057
Mediacom Illinois LLC, Term Loan E	4.50%	10/23/17		478	478,784
Omega I S.a r.l. (Germany), PIK Term Loan B(e)	4.63%	03/31/17	EUR	13,260	14,370,148
Seema S.a.r.l. (Luxembourg), Term Loan F	4.72%	12/27/18	EUR	1,500	1,992,387
Telecommunications Management, LLC, Term Loan	5.00%	04/30/20		172	172,768
UPC Financing Partnership, Term Loan AH	3.25%	06/30/21		2,433	2,428,821
WideOpenWest Finance, LLC, Term Loan B	4.75%	04/01/19		3,529	3,559,431
Yankee Cable Acquisition, LLC, Term Loan	5.25%	03/02/20		6,066	6,095,248
YPSO Holding SA (France), Acquired Term Loan C	5.63%	12/31/18	EUR	926	1,235,034
					44,656,902

Chemicals & Plastics–6.03%
AI Chem & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20		379	390,873
Term Loan B-1	4.50%	10/03/19		1,090	1,092,331
Term Loan B-2	4.50%	10/03/19		565	566,758
Term Loan B-3	4.75%	10/04/19	EUR	2,550	3,415,503
Arysta LifeScience SPC, LLC,
First Lien Term Loan,	4.50%	05/29/20		5,588	5,600,130
Second Lien Term Loan,	8.25%	11/30/20		918	919,320
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		4,970	4,783,952
Aster 1 SA, (Germany)
Term Loan B5	6.65%	12/30/16		1,366	1,342,439
Term Loan B9(d)	—	12/31/16	EUR	2,000	2,607,774
Term Loan C5	6.65%	12/30/16		3,000	2,947,500
Term Loan C6(d)	—	12/30/16	EUR	2,000	2,607,774
Term Loan C7	6.65%	12/30/16		772	758,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Chemicals & Plastics–(continued)
DuPont Performance Coatings, Inc.,
Euro Term Loan	5.25%	02/03/20	EUR	1,500	$2,007,781
Term Loan B	4.75%	02/03/20		6,332	6,388,385
Emerald Performance Materials, LLC, First Lien Term Loan (Acquired 05/15/12; Cost $1,609,152)	6.75%	05/18/18		1,622	1,638,162
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19		1,555	1,555,959
Ineos Holdings Ltd., Term Loan	4.25%	05/04/18	EUR	2,255	2,971,560
MacDermid, Inc.,
First Lien Term Loan B	4.00%	06/08/20		1,922	1,928,096
Second Lien Term Loan B	7.75%	12/07/20		328	333,133
Nusil Technology LLC, Term Loan	5.25%	04/07/17		376	370,329
Oxea Finance LLC,
First Lien Term Loan B1	4.50%	01/15/20	EUR	3,833	5,077,420
Second Lien Term Loan	8.25%	07/15/20		3,952	3,959,091
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20		1,059	1,060,815
Univar Inc., Term Loan B	5.00%	06/30/17		5,068	4,957,493
					59,280,931

Clothing & Textiles–0.21%
Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20		1,130	1,141,287
Wolverine World Wide, Inc., Term Loan B	4.16%	07/31/19		870	877,238
					2,018,525

Conglomerates–1.56%
CeramTec Acquisition Corp.,
Euro Term Loan B-1(d)	—	08/31/20	EUR	1,534	2,042,086
Euro Term Loan B-2(d)	—	08/31/20	EUR	466	621,131
Term Loan B-1(d)	—	08/31/20		1,157	1,160,225
Term Loan B-2(d)	—	08/31/20		114	114,243
Term Loan B-3(d)	—	08/31/20		352	352,900
MX Holdings US, Inc., Term Loan B-1(d)	—	08/16/20		2,246	2,258,181
Rexnord LLC/RBS Global, Inc., Term Loan B	4.00%	08/20/20		6,718	6,659,711
RGIS Services, LLC, Term Loan C	5.50%	10/18/17		1,656	1,652,338
Spectrum Brands, Inc., Term Loan C	3.50%	08/13/19		477	474,352
					15,335,167

Containers & Glass Products–2.99%
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19		2,378	2,387,152
Second Lien Term Loan	8.75%	04/02/20		865	871,515
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19		942	961,915
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,223	1,234,581
Exopack, LLC, Term Loan B	5.00%	05/31/17		4,357	4,406,386
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18		2,115	2,099,214
Lata Lux Holding S.a.r.l, (Spain)
Term Loan B-3(d)	—	04/12/18	EUR	1,000	1,334,972
Term Loan C	6.00%	03/25/19	EUR	3,833	5,123,321
Ranpak Corp.,
Euro First Lien Term Loan	4.75%	04/23/19	EUR	2,000	2,649,908
First Lien Term Loan	4.50%	04/23/19		524	526,297
Second Lien Term Loan (Acquired 04/29/13; Cost $582,905)	8.50%	04/23/20		589	604,719
Reynolds Group Holdings Inc., Revolver Loan(c)	0.00%	11/05/14		5,104	5,098,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
WNA Holdings, Inc.,
Second Lien Term Loan (Acquired 05/24/13; Cost $562,201)	8.50%	12/07/20		$568	$573,483
Term Loan	4.50%	06/05/20		535	537,828
Term Loan	4.50%	06/05/20		985	990,093
					29,400,036

Cosmetics & Toiletries–0.12%
Marietta Intermediate Holding Corp., PIK First Lien Term Loan B (Acquired 07/13/07-02/06/13; Cost $5,243,836)(e)	7.00%	02/19/15		1,215	1,172,388

Drugs–0.58%
Harlan Laboratories, Inc., Term Loan	3.77%	07/11/14		3,002	2,556,853
Medpace Intermediateco, Inc., Term Loan B (Acquired 06/21/11-04/12/13; Cost $3,032,444)	5.25%	06/16/17		3,092	3,099,820
					5,656,673

Ecological Services & Equipment–0.86%
Servicemaster Co. (The),
Synthetic LOC	4.55%	01/31/17		2,101	2,006,889
Term Loan B	4.44%	01/31/17		1,032	1,007,101
Term Loan C	4.25%	01/31/17		5,620	5,472,801
					8,486,791

Electronics & Electrical–4.87%
Blackboard Inc.,
Second Lien Term Loan	11.50%	04/04/19		3,145	3,202,247
Term Loan B-2	6.25%	10/04/18		5,173	5,209,485
Blue Coat Systems, Inc., Term Loan	4.50%	05/31/19		1,016	1,019,262
DEI Sales, Inc., Term Loan	5.75%	07/13/17		1,650	1,649,366
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18		3,255	3,265,172
DG FastChannel, Inc., Term Loan	7.25%	07/26/18		3,151	3,127,637
Freescale Semiconductor, Inc., Term Loan B-4	5.00%	02/28/20		11,174	11,245,750
Infor (US), Inc.,
Term Loan B-2	5.25%	04/05/18		41	41,376
Term Loan B-3	3.75%	06/03/20		270	268,962
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18		3,092	3,091,596
RP Crown Parent, LLC,
First Lien Term Loan	6.75%	12/21/18		4,188	4,238,716
Second Lien Term Loan	11.25%	12/20/19		707	725,215
Ship Luxco 3 S.a.r.l, (Luxembourg)
Term Loan C1	5.76%	08/06/19	GBP	5,500	8,569,080
Term Loan C2(d)	—	11/29/19		1,000	1,006,000
SSI Investments II Ltd., Term Loan	5.00%	05/26/17		1,227	1,240,868
					47,900,732

Financial Intermediaries–2.69%
Blackstone Perpetual BidCo B.V. (Netherlands)
Term Loan B1	4.67%	02/07/20	EUR	1,833	2,418,179
Term Loan B2	4.76%	02/07/20		1,071	1,066,780
GEO Group, Inc., Term Loan	3.25%	04/03/20		514	516,897
iPayment Inc., Term Loan	6.75%	05/08/17		1,612	1,571,430
LPL Holdings, Inc., Incremental Term Loan B	3.25%	03/29/19		139	138,215
Nuveen Investments, Inc., First Lien Term Loan B	4.18%	05/15/17		13,638	13,601,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Financial Intermediaries–(continued)
RJO Holdings Corp.,
Term Loan (Acquired 12/10/10; Cost $39,822)	6.19%	12/10/15		$74	$58,829
Term Loan	6.94%	12/10/15		3,420	2,975,218
TransFirst Holdings, Inc.,
First Lien Term Loan B-1	4.75%	12/27/17		1,826	1,832,322
Second Lien Term Loan	11.00%	06/27/18		2,257	2,303,357
					26,482,423

Food & Drug Retailers–1.65%
AB Acquisitions UK Topco 2 Ltd. (United Kingdom), Term Loan B4	3.98%	07/10/17	GBP	5,000	7,679,579
Rite Aid Corp., Second Lien Term Loan	5.75%	08/21/20		1,590	1,636,000
Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19		2,516	2,478,434
Sprouts Farmers Markets Holdings, LLC, Term Loan	4.00%	04/23/20		1,077	1,082,215
SuperValu Inc., Term Loan	5.00%	03/21/19		3,346	3,362,581
					16,238,809

Food Products–3.18%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17		6,037	6,106,435
Second Lien Term Loan	9.50%	10/10/17		671	684,760
AZ Jupiter 1 B.V. (Netherlands), Term Loan B-4 (Acquired 04/12/13; Cost $3,324,664)	2.55%	06/28/15	EUR	2,750	3,289,256
Birds Eye Iglo Group Ltd. (United Kingdom), Term Loan I	5.13%	01/31/18	EUR	2,000	2,667,869
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,794	2,685,411
CSM Bakery Supplies LLC, Term Loan	4.75%	07/03/20		4,315	4,288,198
Dole Food Co., Inc., Term Loan B	3.75%	04/01/20		1,694	1,694,882
H.J. Heinz Co., Revolver Loan(d)	—	06/07/18		6,837	6,822,839
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20		923	948,886
United Biscuits Holdco Ltd. (United Kingdom), Term Loan B-1(d)	—	07/29/20	GBP	1,350	2,113,017
					31,301,553

Food Service–4.01%
Holding Bercy Investissement S.C.A. (France), Term Loan I	5.04%	03/31/19	EUR	4,000	5,315,385
Pret A Manger (United Kingdom), Term Loan B(d)	—	06/19/20	GBP	6,750	10,303,571
Restaurant Holding Co., LLC, Term Loan	9.00%	02/17/17		1,992	2,003,952
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20		956	956,147
US Foods, Inc., Incremental Term Loan	4.50%	03/29/19		6,120	6,137,619
Weight Watchers International, Inc., Term Loan B-2	3.75%	04/02/20		14,953	14,749,555
					39,466,229

Forest Products–0.10%
Xerium Technologies, Inc., Term Loan	6.25%	05/17/19		1,000	1,007,334

Healthcare–7.78%
Apria Healthcare Group Inc., Term Loan	6.75%	04/05/20		9,108	9,193,201
ATI Holdings, Inc., Term Loan	5.75%	12/20/19		1,119	1,132,173
Biomet, Inc., Term Loan B-1	3.96%	07/25/17		1,683	1,690,266
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19		4,037	4,077,478
DJO Finance LLC, Term Loan B	4.75%	09/15/17		5,920	5,970,274
Drumm Investors LLC, Term Loan	5.00%	05/04/18		4,659	4,462,744
Genoa Healthcare Group, LLC, PIK Second Lien Term(e)	14.00%	02/10/15		1,006	852,461
Kindred Healthcare, Inc., Term Loan B-1	4.25%	06/01/18		5,148	5,143,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Healthcare–(continued)
Kinetic Concepts, Inc.,
Euro Term Loan D-1	4.75%	05/04/18	EUR	4,925	$6,546,072
Term Loan D-1	4.50%	05/04/18		9,194	9,228,830
Lagrummet December Eur NR 16 AB (Sweden), Mezzanine	3.38%	03/27/17	EUR	3,060	4,143,299
Surgical Care Affiliates, LLC,
Revolver Loan(c)	0.00%	06/30/16		6,250	5,875,000
Term Loan B	4.28%	12/29/17		3,469	3,477,484
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19		2,510	2,296,837
Term Loan	4.75%	05/02/18		3,704	3,481,310
Vitalia Holdco S.a.r.l, (Switzerland)
Revolver Loan(c)	0.00%	07/25/17	EUR	1,000	1,294,768
Revolver Loan	4.63%	07/25/17	EUR	1,000	1,294,768
Second Lien Term Loan	9.63%	01/28/19	EUR	1,500	1,948,773
Term Loan B	5.13%	07/27/18	EUR	2,000	2,611,210
Western Dental Services, Inc., Term Loan	8.25%	11/01/18		1,777	1,794,101
					76,514,224

Home Furnishings–0.14%
Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19		1,348	1,355,109

Industrial Equipment–3.23%
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19		629	635,910
Doncasters US Finance LLC, Term Loan C	6.00%	04/06/20	GBP	6,655	10,356,211
Gardner Denver, Inc., Euro Term Loan(d)	—	07/30/20	EUR	2,438	3,223,984
Generac Power System, Inc., Term Loan B	3.50%	05/29/20		2,105	2,099,757
Grede LLC, Term Loan B	4.50%	05/02/18		3,854	3,868,864
MEI, Inc., Term Loan(d)	—	08/21/20		1,818	1,822,108
Milacron LLC, Term Loan	4.25%	03/30/20		1,519	1,524,150
QS0001 Corp., First Lien Term Loan	5.00%	11/09/18		1,661	1,681,936
Unifrax Holding Co.,
Term Loan	4.25%	11/28/18		107	107,145
Term Loan	5.25%	11/28/18	EUR	2,518	3,352,268
Wesco Distribution, Inc., Term Loan B-1	4.50%	12/12/19		3,073	3,098,163
					31,770,496

Insurance–0.42%
Compass Investors Inc., Term Loan	5.00%	12/27/19		1,103	1,109,873
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20		1,766	1,778,845
Second Lien Term Loan	8.25%	10/16/20		1,177	1,196,932
					4,085,650

Leisure Goods, Activities & Movies–2.98%
24 Hour Fitness Worldwide, Inc., Term Loan B	5.25%	04/22/16		3,733	3,772,609
Alpha Topco Ltd. (United Kingdom), Term Loan B	4.50%	04/30/19		14,087	14,209,920
Fender Musical Instruments Corp., Term Loan	5.75%	04/03/19		534	537,697
Great Wolf Resorts, Inc., Term Loan B(d)	—	08/06/20		1,803	1,803,900
IMG Worldwide, Inc., Term Loan B	4.50%	06/16/16		545	545,215
Kasima, LLC, Term Loan	3.25%	05/17/21		1,298	1,299,079
Live Nation Entertainment, Inc., Term Loan B-1	3.50%	08/16/20		1,309	1,314,397
Otter Products, LLC, Term Loan	5.25%	04/29/19		1,016	1,021,157
US FinCo LLC, Term Loan B	4.00%	05/29/20		813	812,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Leisure Goods, Activities & Movies–(continued)
WMG Acquisition Corp., Term Loan B	3.75%	07/01/20	$543	$543,211
Zuffa, LLC, Term Loan	4.50%	02/25/20	3,395	3,407,398
				29,267,456

Lodging & Casinos–3.60%
Bally Technologies, Inc., Term Loan B(d)	—	08/31/20	6,718	6,720,614
Boyd Acquisition Sub, LLC, Term Loan B	4.25%	11/20/17	215	216,013
Cannery Casino Resorts, LLC,
First Lien Term Loan	6.00%	10/02/18	3,281	3,283,917
Second Lien Term Loan	10.00%	10/02/19	659	619,302
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,232	2,253,486
Four Seasons Holdings Inc. (Canada), Second Lien Term Loan	6.25%	12/28/20	1,260	1,284,955
Golden Nugget, Inc.,
PIK First Lien Term Loan(e)	3.19%	06/30/14	174	172,585
PIK First Lien Term Loan B(e)	3.19%	06/30/14	300	296,532
Harrah’s Operating Co., Inc.,
Incremental Term Loan B-4	9.50%	10/31/16	482	481,697
Term Loan B-5	4.43%	01/26/18	6,548	5,789,336
Term Loan B-6	5.43%	01/26/18	5,581	5,031,824
Pinnacle Entertainment, Inc., Term Loan B-1	3.75%	08/15/16	1,712	1,720,975
Tropicana Entertainment Inc., Term Loan	7.50%	03/16/18	2,698	2,731,813
Twin River Management Group, Inc., Term Loan	5.25%	11/09/18	3,150	3,185,126
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	1,343	1,337,469
Second Lien Term Loan	8.75%	08/20/20	253	252,023
				35,377,667

Nonferrous Metals & Minerals–1.20%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	3,041	2,922,268
Arch Coal, Inc., Term Loan	5.75%	05/16/18	4,141	4,029,748
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,362	3,202,419
Walter Energy, Inc., Term Loan B	6.75%	04/02/18	1,750	1,674,531
				11,828,966

Oil & Gas–5.23%
Atlas Energy, L.P., Term Loan	6.50%	07/30/19	1,298	1,315,057
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/20	3,384	3,384,199
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	6,252	6,314,535
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	5,091	5,204,537
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	536	541,669
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	724	736,516
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	7,743	7,791,841
EMG Utica, LLC, Term Loan	4.75%	03/27/20	1,351	1,356,343
HGIM Corp., Term Loan B	5.50%	06/18/20	2,459	2,474,270
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	5,068	4,802,124
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $989,411)	7.00%	11/02/15	975	980,304
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/04/18	1,188	1,196,163
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	3,799	3,827,128
Saxon Enterprises LLC, Term Loan	5.50%	02/15/19	2,862	2,872,118
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	2,188	2,218,494
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,027	3,005,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Oil & Gas–(continued)
WildHorse Resources, LLC, Term Loan	7.50%	12/13/18		$3,388	$3,370,573
					51,391,646

Publishing–3.96%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14		233	233,356
Cenveo Corp., Term Loan B	6.25%	02/13/17		5,299	5,345,035
Getty Images, Inc.,
Revolver Loan(d)	—	10/18/17		1,200	1,121,012
Term Loan	4.75%	10/18/19		4,829	4,661,600
Harland Clarke Holdings Corp., Term Loan B-2	5.43%	06/30/17		270	266,744
Knowledgepoint360 Group, LLC,
First Lien Term Loan	3.53%	04/14/14		896	784,037
Second Lien Term Loan	7.26%	04/13/15		2,000	1,740,000
Media General, Inc., Delayed Draw Term Loan B(c)	0.00%	07/31/20		3,430	3,442,812
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18		3,576	3,540,136
Merrill Communications LLC, Term Loan	7.31%	03/08/18		5,589	5,651,684
MTL Publishing LLC, Term Loan B-1	4.25%	06/29/18		778	783,213
Multi Packaging Solutions, Inc., Term Loan	4.25%	08/21/20		1,459	1,458,710
Newsday, LLC, Term Loan	3.68%	10/12/16		2,254	2,256,351
ProQuest LLC, Term Loan	6.00%	04/13/18		2,416	2,435,642
Southern Graphics Inc., Term Loan	5.00%	10/17/19		3,024	3,039,508
Tribune Co., Term Loan B	4.00%	12/31/19		1,001	1,005,287
YB (USA) LLC, Term Loan B1(f)	0.00%	07/31/14		5,235	1,134,000
					38,899,127

Radio & Television–5.99%
Barrington Broadcasting LLC, Term Loan 2	7.50%	06/14/17		344	344,154
Clear Channel Communications, Inc.,
Term Loan B	3.83%	01/29/16		6,713	6,281,493
Term Loan D	6.93%	01/30/19		19,416	17,887,079
Gray Television, Inc., Term Loan	4.75%	10/15/19		2,207	2,228,470
Lavena Holding 3 GMBH (Germany), Term Loan E1	4.09%	03/06/17	EUR	6,250	8,176,966
Mission Broadcasting, Inc., Term Loan B	4.25%	12/03/19		176	178,219
Multicultural Radio Broadcasting, Inc., Term Loan (Acquired 12/04/12; Cost $582,160)	7.00%	06/05/17		608	610,638
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20		155	159,524
Nexstar Broadcasting, Inc., Term Loan B	4.25%	12/03/19		417	421,558
Raycom TV Broadcasting, LLC, Term Loan B	4.25%	05/31/17		3,048	3,070,783
TWCC Holding Corp., Second Lien Term Loan	7.00%	06/26/20		1,622	1,670,480
Tyrol Acquisition 2 SAS, (France)
PIK Term Loan D(e)	3.13%	01/29/16	EUR	3,030	3,864,863
Revolver Loan(c)	0.00%	01/31/14	EUR	1,801	2,154,645
Revolver Loan	3.14%	01/31/14	EUR	202	241,264
Second Lien Term Loan	3.38%	07/29/16	EUR	2,193	2,749,306
Term Loan C (Acquired 05/13/10-07/22/11; Cost $1,908,234)	2.38%	01/29/16	EUR	1,500	1,937,869
Univision Communications Inc.,
First Lien Term Loan	4.50%	03/02/20		3,000	2,979,375
Incremental Term Loan	4.00%	03/02/20		1,811	1,798,411
Term Loan	4.50%	03/02/20		2,182	2,180,613
					58,935,710

Retailers (except Food & Drug)–3.07%
Collective Brands, Inc., Term Loan	7.25%	10/09/19		3,158	3,218,228
David’s Bridal, Inc., Revolver Loan(c)	0.00%	10/11/17		1,848	1,737,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–(continued)
Guitar Center, Inc., Term Loan	6.28%	04/10/17		$4,916	$4,848,646
KKR My Best Friend UK Holdco Ltd. (United Kingdom), Term Loan D	5.49%	03/29/19	GBP	938	1,466,101
National Vision, Inc., Term Loan	7.00%	08/02/18		1,758	1,771,139
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20		2,569	2,581,781
Pep Boys—Manny, Moe & Jack, Term Loan	5.00%	10/11/18		399	402,246
Savers Inc., Term Loan	5.00%	07/09/19		3,389	3,416,746
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19		2,878	2,889,340
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16		1,149	1,132,606
Term Loan	6.00%	08/21/19		3,074	3,043,400
Term Loan B-2(d)	—	05/25/18		642	623,075
Wilton Brands LLC, Term Loan B	7.50%	08/30/18		3,099	3,079,820
					30,210,618

Steel–0.71%
Ameriforge Group Inc.,
First Lien Term Loan	5.00%	12/19/19		1,694	1,700,060
Second Lien Term Loan	8.75%	12/18/20		504	511,245
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17		858	859,470
Tube City IMS Corp., Term Loan	4.75%	03/20/19		1,336	1,339,381
Waupaca Foundry, Inc., Term Loan	4.50%	06/29/17		2,531	2,535,123
					6,945,279

Surface Transport–1.16%
American Petroleum Tankers Parent LLC, Term Loan	4.75%	10/02/19		1,369	1,377,099
JHCI Acquisition, Inc., First Lien Term Loan	7.00%	07/11/19		2,067	2,054,996
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		3,260	3,324,994
U.S. Shipping Corp., Term Loan	9.00%	04/30/18		4,549	4,651,446
					11,408,535

Telecommunications–6.30%
Avaya Inc.,
Term Loan B-3	4.76%	10/26/17		12,068	10,782,006
Term Loan B-5	8.00%	03/30/18		6,165	5,847,421
Consolidated Communications, Inc., Incremental Term Loan 3	5.25%	12/31/18		2,880	2,917,780
Cricket Communications, Inc.,
Term Loan	4.75%	10/10/19		1,393	1,399,161
Term Loan C	4.75%	03/09/20		2,383	2,396,521
Crown Castle Operating Co., Term Loan B(d)	—	01/31/19		4,344	4,314,144
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,917	5,920,475
Fibernet Cable Holdings B.V., (Netherlands)
Term Loan B (Acquired 08/29/07; Cost $1,333,511)(f)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,332,157)(f)(g)	0.00%	12/20/15	EUR	980	0
Global Tel*Link Corp., First Lien Term Loan	5.00%	05/22/20		3,024	2,975,318
Hargray Communications Group, Inc., Term Loan	4.75%	06/25/19		226	225,414
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20		987	988,978
Term Loan B-II	4.75%	08/01/19		11,693	11,711,724
LTS Buyer LLC,
First Lien Term Loan B	4.50%	04/13/20		1,408	1,419,246
Second Lien Term Loan	8.00%	04/12/21		118	118,443
NTELOS Inc., Term Loan B	5.75%	11/08/19		5,362	5,355,664
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17		3,003	3,004,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Wind Telecomunicazioni S.p.A. (Italy), Term Loan B1	4.38%	11/27/17	EUR	2,000	$2,591,187
					61,968,078

Utilities–3.26%
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22		2,333	2,319,768
EquiPower Resources Holdings, LLC,
First Lien Term Loan B	4.25%	12/21/18		478	477,775
First Lien Term Loan C	4.25%	12/31/19		2,150	2,144,613
LSP Madison Funding, LLC, Term Loan	5.50%	06/28/19		1,339	1,351,677
NSG Holdings LLC, Term Loan	4.75%	12/11/19		714	721,467
Sapphire Power Finance LLC, Term Loan B (Acquired 07/10/13; Cost $2,255,044)	6.00%	07/10/18		2,277	2,280,330
Texas Competitive Electric Holdings,
Term Loan	3.71%	10/10/14		14,367	9,813,128
Term Loan	4.71%	10/10/17		9,193	6,235,973
USIC Holding, Inc., First Lien Term Loan	4.75%	07/10/20		1,623	1,629,120
Viridian Group Holdings Ltd. (Ireland), Term Loan A	13.50%	03/16/20	GBP	3,642	5,051,219
					32,025,070
Total Variable Rate Senior Loan Interests					1,005,108,771

Notes–23.91%
Air Transport–0.66%
Air Lease Corp.	5.63%	04/01/17		5,383	5,781,342
Continental Airlines, Inc.(h)	6.75%	09/15/15		650	676,000
					6,457,342

Automotive–1.29%
Goodyear Tire & Rubber Co.	6.50%	03/01/21		1,517	1,535,962
Schaeffler AG (Germany)(h)	6.88%	08/15/18	EUR	4,000	5,445,198
Schaeffler AG (Germany)(h)	8.50%	02/15/19		754	851,077
Schaeffler AG (Germany)(h)	4.75%	05/15/21		824	781,561
Servus Holdco S.a.r.l (Luxembourg)(h)	7.75%	06/15/18	EUR	3,000	4,045,042
					12,658,840

Business Equipment & Services–0.62%
First Data Corp.(h)	6.75%	11/01/20		4,216	4,310,860
Trionista Holdco GmbH (Germany)(h)	6.88%	04/30/21	EUR	1,300	1,743,986
					6,054,846

Cable & Satellite Television–2.30%
Charter Communications Operating LLC	7.00%	01/15/19		—	453
Lynx II Corp.(h)	6.00%	04/15/21	GBP	3,000	4,683,969
UPC Broadband Holdings, B.V. (Netherlands)(h)	8.38%	08/15/20	EUR	4,000	5,777,408
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21		2,941	3,176,280
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22		236	248,541
YPSO Holding SA (France)(h)(i)	8.09%	10/15/18	EUR	4,000	5,443,083
YPSO Holding SA (France)(h)	8.75%	02/15/19	EUR	2,230	3,264,112
					22,593,846

Chemicals & Plastics–1.50%
DuPont Performance Coatings, Inc.(h)	5.75%	02/01/21	EUR	2,800	3,672,865
Hexion Specialty Chemicals, Inc.(h)	6.63%	04/15/20		6,294	6,246,795
Ineos Holdings Ltd.(h)	6.50%	08/15/18	EUR	2,500	3,224,330
Ineos Holdings Ltd.(h)	6.13%	08/15/18		200	194,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Chemicals & Plastics–(continued)
Ineos Holdings Ltd.(h)	8.38%	02/15/19		$328	$360,800
Ineos Holdings Ltd.(h)	7.50%	05/01/20		211	225,770
Taminco Global Chemical Corp.(h)	9.75%	03/31/20		761	859,930
					14,784,490

Conglomerates–0.36%
CeramTec Acquisition Corp.(h)	8.25%	08/15/21	EUR	2,625	3,534,208

Containers & Glass Products–2.19%
Ardagh Glass Finance PLC (Ireland)(h)	8.75%	02/01/20	EUR	4,000	5,471,631
Ardagh Glass Finance PLC (Ireland)(h)	8.75%	02/01/20	EUR	1,000	1,367,908
Ardagh Glass Finance PLC (Ireland)(h)	7.00%	11/15/20		1,008	982,800
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	1,034,280
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,753,577
Reynolds Group Holdings Inc.	5.75%	10/15/20		6,834	6,799,830
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,105,580
					21,515,606

Cosmetics & Toiletries–0.11%
Ontex IV SA (Netherlands)(h)	7.50%	04/15/18	EUR	750	1,045,914

Electronics & Electrical–0.04%
Hellermanntyton Beta S.a.r.l (Luxembourg)(h)(i)	5.33%	12/15/17	EUR	300	404,623

Financial Intermediaries–0.33%
TMF Group Holdco B.V. (Netherlands)(h)(i)	5.58%	12/01/18	EUR	2,450	3,295,550

Food Products–0.05%
Chiquita Brands LLC(h)	7.88%	02/01/21		451	474,678

Forest Products–0.27%
Verso Paper Holdings LLC	11.75%	01/15/19		2,632	2,704,380

Health Care Equipment–0.07%
Biomet, Inc.	6.50%	08/01/20		652	671,560

Healthcare–2.69%
Accellent Inc.	8.38%	02/01/17		3,107	3,223,512
Accellent Inc.	10.00%	11/01/17		2,706	2,509,815
DJO Finance LLC	8.75%	03/15/18		1,861	2,023,838
Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	1,154,170
Kinetic Concepts, Inc.	10.50%	11/01/18		1,619	1,786,971
Labco S.A.S. (France)(h)	8.50%	01/15/18	EUR	3,500	4,903,321
Medi-Partenaires (France)(h)	7.00%	05/15/20	EUR	3,000	3,865,826
Voyage Care BondCo plc (United Kingdom)(h)	6.50%	08/01/18	GBP	4,500	6,959,705
					26,427,158

Home Furnishings–0.19%
Targus Group International, Inc. (Acquired 12/16/09-12/14/11; Cost $5,224,758)(h)(j)	10.00%	06/14/19		1,866	1,865,968

Leisure Goods, Activities & Movies–1.66%
Corleone Capital Ltd. (United Kingdom)(h)	9.00%	08/01/18	GBP	6,656	10,701,611
Vue Entertainment Investment Ltd. (United Kingdom)(h)(i)	5.47%	07/15/20	EUR	3,000	4,004,599
Vue Entertainment Investment Ltd. (United Kingdom)(h)	7.88%	07/15/20	GBP	1,000	1,596,192
					16,302,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Lodging & Casinos–0.10%
Harrah’s Operating Co., Inc.	8.50%	02/15/20		$335	$316,575
Harrah’s Operating Co., Inc.	9.00%	02/15/20		738	712,170
					1,028,745

Nonferrous Metals & Minerals–0.47%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17		4,500	4,629,375

Oil & Gas–0.89%
NGPL PipeCo LLC(h)	9.63%	06/01/19		635	656,051
Pacific Drilling S.A. (Luxembourg)(h)	5.38%	06/01/20		2,473	2,388,767
Seadrill Ltd. (Bermuda)	6.50%	10/05/15		3,300	3,456,750
Tervita Corp. (Canada)(h)	8.00%	11/15/18		2,098	2,103,245
Western Refining, Inc.	6.25%	04/01/21		187	185,130
					8,789,943

Publishing–0.44%
Merrill Communications, LLC	10.00%	03/08/23		4,548	4,343,211

Radio & Television–0.67%
Univision Communications Inc.(h)	6.75%	09/15/22		6,286	6,568,870

Retailers (except Food & Drug)–1.33%
Claire’s Stores Inc.(h)	9.00%	03/15/19		1,507	1,672,770
New Look Bondco I plc (United Kingdom)(h)	8.75%	05/14/18	GBP	2,667	4,166,793
New Look Bondco I plc (United Kingdom)(h)(i)	6.45%	05/14/18	EUR	2,667	3,524,841
Salsa Retail Holding Debtco 1 S.a r.l. (Germany)(h)(i)	7.22%	04/15/19	EUR	500	627,784
Salsa Retail Holding Debtco 1 S.a r.l. (Germany)(h)	9.88%	04/15/19	EUR	2,500	3,130,658
					13,122,846

Surface Transport–1.46%
Avis Budget Car Rental, LLC(h)	6.00%	03/01/21	EUR	3,250	4,445,700
Nobina Europe AB (CB BUS AB) (Sweden)	11.00%	10/31/17	SEK	69,933	9,866,349
					14,312,049

Telecommunications–3.24%
Goodman Networks Inc.(h)	13.13%	07/01/18		3,960	4,217,400
Goodman Networks Inc.(h)	12.13%	07/01/18		563	602,410
Matterhorn Mobile S.A. (Luxembourg)(h)	7.75%	02/15/20	EUR	3,000	3,986,757
Matterhorn Mobile S.A. (Luxembourg)(h)	8.25%	02/15/20	EUR	5,000	7,058,800
Wind Telecomunicazioni S.p.A. (Italy)(h)	11.75%	07/15/17	EUR	2,742	3,808,968
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	02/15/18	EUR	7,045	9,508,883
Windstream Corp.	7.50%	06/01/22		2,709	2,695,455
Windstream Corp.	6.38%	08/01/23		20	18,200
					31,896,873

Utilities–0.98%
Calpine Corp.(h)	7.88%	01/15/23		—	158
Calpine Corp.(h)	7.50%	02/15/21		980	1,041,727
NRG Energy Inc.	7.63%	05/15/19		2,821	3,011,417
NRG Energy Inc.	6.63%	03/15/23		1,103	1,100,243
Viridian Group Holdings Ltd. (Ireland)(h)	11.13%	04/01/17		4,146	4,464,067
					9,617,612
Total Notes					235,100,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Structured Products–6.13%
Apidos Cinco CDO (Cayman Islands)(h)(i)	4.51%	05/14/20	$930	$863,571
Apidos CLO II (Cayman Islands)(h)(i)	5.01%	12/21/18	781	749,186
Apidos CLO IX (Cayman Islands)(h)(i)	6.77%	07/15/23	2,660	2,645,555
Apidos CLO X (Cayman Islands)(h)(i)	6.52%	10/30/22	3,499	3,420,518
Apidos CLO XI(h)(i)	5.52%	01/17/23	4,830	4,522,574
Apidos Quattro CDO (Cayman Islands)(h)(i)	3.87%	01/20/19	631	576,141
Ares XI CLO, Ltd.(h)(i)	3.28%	10/11/21	792	752,403
Atrium IV CDO Corp.(h)	9.18%	06/08/19	328	332,863
Centurion CDO 15 Ltd.(h)(i)	2.53%	03/11/21	2,750	2,534,171
Columbus Nova CLO Ltd.(h)(i)	3.86%	05/16/19	1,747	1,559,264
Columbus Nova CLO Ltd.(h)(i)	3.87%	05/16/19	1,367	1,220,099
Flagship CLO VI(h)(i)	5.02%	06/10/21	922	866,725
Flagship CLO VI(h)(i)	5.02%	06/10/21	3,085	2,898,704
Four Corners CLO II, Ltd.(h)(i)	2.11%	01/26/20	209	194,556
Four Corners CLO II, Ltd.(h)(i)	2.11%	01/26/20	70	65,162
Gramercy Park CLO(h)(i)	5.77%	07/17/23	3,708	3,539,132
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(h)(i)	3.86%	04/24/21	2,121	1,892,523
ING Investment Management CLO III, Ltd.(h)(i)	3.78%	12/13/20	1,842	1,657,042
ING Investment Management CLO III, Ltd.(h)(i)	6.12%	10/15/22	1,261	1,239,443
ING Investment Management CLO IV, Ltd. (Cayman Islands)(h)(i)	4.51%	06/14/22	395	362,672
ING Investment Management CLO IV, Ltd.(h)(i)	6.02%	10/15/23	4,765	4,656,161
KKR Financial CLO(h)(i)	5.77%	12/15/24	4,900	4,618,774
Madison Park Funding IV Ltd.(h)(i)	3.88%	03/22/21	3,361	3,108,893
Pacifica CDO VI, Ltd.(h)(i)	4.01%	08/15/21	1,538	1,367,349
Sierra CLO II Ltd.(i)	3.77%	01/22/21	1,696	1,456,030
Silverado CLO 2006-II Ltd.(h)(i)	4.03%	10/16/20	2,050	1,838,545
Slater Mill Loan Fund, L.P.(h)(i)	5.76%	08/17/22	3,076	2,937,218
Symphony CLO IX, Ltd.(h)(i)	5.27%	04/16/22	5,126	4,763,119
Symphony CLO VIII, Ltd.(h)(i)	6.02%	01/09/23	2,790	2,701,749
Symphony CLO XI(h)(i)	5.52%	01/17/25	1,030	964,446
Total Structured Products				60,304,588

			Shares
Common Stocks & Other Equity Interests–2.51%
Building & Development–0.43%
Axia Inc. (Acquired 03/10/19; Cost $1,404,030)(h)(k)			101	268,495
Building Materials Holding Corp.(h)(k)			512,204	2,817,122
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508)(h)(k)			2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788)(h)(k)			28	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			117	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			161	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			180	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			202	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			229	0
Newhall Holding Co., LLC Class A(h)(k)			237,570	659,257
Rhodes Ranch General Partnership(h)(k)			750,544	206,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Building & Development–(continued)
WCI Communities, Inc.(k)	18,849	$285,562
		4,236,836

Chemicals & Plastics–0.02%
Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11; Cost $0)(h)(k)	131	226,695

Conglomerates–0.04%
Euramax International, Inc.(h)(k)	1,870	373,960

Cosmetics & Toiletries–0.10%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511)(h)(k)	1,641,483	952,060
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/12/07; Cost $0)(h)(k)	413,194	0
		952,060

Electric Utilities–0.00%
Bicent Power, LLC, Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	3,283	0
		0

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(k)	2,144	21,440
RJO Holdings Corp., Class A(h)(k)	1,142	571
RJO Holdings Corp., Class B(h)(k)	3,333	1,667
		23,678

Home Furnishings–0.08%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	803,879

Leisure Goods, Activities & Movies–0.89%
MB2 L.P. (Canada)(k)	30,040	439,206
Metro-Goldwyn-Mayer Inc., Class A(h)(k)	150,602	8,308,261
		8,747,467

Lodging & Casinos–0.38%
Twin River Worldwide Holdings, Inc., Class A(h)(k)	41,966	996,693
Twin River Worldwide Holdings, Inc., Class B(h)(k)	5,500	2,750,000
		3,746,693

Oil & Gas–0.00%
Vitruvian Exploration LLC(h)(k)	76,400	26,740

Publishing–0.43%
Affiliated Media, Inc.(h)(k)	87,369	1,376,058
Endurance Business Media, Inc., Class A (Acquired 12/14/10; Cost $4,090,000)(h)(k)	4,753	0
Merrill Communications LLC, Class A(h)(k)	602,134	1,354,802
Tribune Co., Class A(k)	24,258	1,445,777
		4,176,637

Surface Transport–0.14%
Nobina Europe AB (Sweden)(h)(k)	90,358,291	1,363,415
Total Common Stocks & Other Equity Interests		24,678,060

Preferred Stocks–0.01%
Building & Development–0.00%
United Subcontractors, Inc. (Acquired 08/02/13; Cost $0)(h)(k)	3	22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Financial Intermediaries–0.01%
RJO Holdings Corp., Class A2 (h)(k)	649	$51,263
Total Preferred Stocks		51,285

Money Market Funds–11.64%
Liquid Assets Portfolio–Institutional Class(l)	57,215,589	57,215,589
Premier Portfolio–Institutional Class(l)	57,215,589	57,215,589
Total Money Market Funds		114,431,178
TOTAL INVESTMENTS**–146.42% (Cost $1,475,836,876)		1,439,674,817
BORROWINGS–(28.68)%		(282,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.71)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES–(5.03)%		(49,476,174)
NET ASSETS–100.00%		$983,198,643

Investment Abbreviations:

CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound

LOC	— Letter of Credit
PIK	— Payment in Kind
SEK	— Swedish Krona
Wts.	— Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 1J and Note 8.
(d)	This variable rate interest will settle after August 31, 2013, at which time the interest rate will be determined.
(e)	All or a portion of this security is Payment-in-Kind.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2013 was $1,134,000, which represented less than 1% of the Fund’s Net Assets.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2013 was $251,088,148, which represented 25.54% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2013.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of August 31, 2013 was $2,669,847, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

Portfolio Composition1

By credit quality, based on total investments

as of August 31, 2013

BBB	0.8%
BB	21.8
B	52.7
CCC	7.8
Non-Rated	15.2
Equity	1.7

1	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

August 31, 2013

(Unaudited)

Assets:
Investments, at value (Cost $1,356,180,941)	$1,322,573,792
Investments in affiliates, at value (Cost $119,655,935)	117,101,025
Total investments, at value (Cost $1,475,836,876)	1,439,674,817
Cash	10,929,209
Foreign currencies, at value (Cost $9,431,668)	11,408,358
Receivable for:
Investments sold	68,562,509
Interest and fees	11,042,423
Investments matured	508,895
Deferred offering costs	625,000
Other assets	393,894
Total assets	1,543,145,105

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	282,000,000
Investments purchased	150,125,075
Income distributions — common shares	111,185
Accrued fees to affiliates	8,469
Accrued other operating expenses	118,091
Accrued trustees’ and officers’ fees and benefits	7,880
Foreign currency contracts outstanding	1,083,103
Upfront commitment fees	1,487,758
Accrued interest expense	4,901
Total liabilities	559,946,462
Net assets applicable to shares outstanding	$983,198,643

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$1,411,837,842
Undistributed net investment income	(19,813,263)
Undistributed net realized gain (loss)	(364,071,670)
Net unrealized appreciation (depreciation)	(44,754,266)
$983,198,643

Shares outstanding, $0.01 par value per share:
Common shares outstanding	74,094,284
Net asset value per common share	$13.27
Market value per common share	$12.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the six months ended August 31, 2013

(Unaudited)

Investment income:
Interest	$37,469,605
Interest and dividends from affiliates	99,225
Other income	2,224,006
Total investment income	39,792,836

Expenses:
Advisory fees	7,927,585
Administrative services fees	114,170
Custodian fees	194,105
Interest, facilities and maintenance fees	1,762,986
Transfer agent fees	27,026
Trustees’ and officers’ fees and benefits	29,909
Other	261,341
Total expenses	10,317,122
Less: Fees waived	(6,676)
Net expenses	10,310,446
Net investment income	29,482,390

Realized and unrealized gain (loss):
Net realized gain from:
Investment securities	8,901,995
Foreign currencies	674,638
Foreign currency contracts	2,941,256
Swap agreements	7,243,684
19,761,573
Change in net unrealized appreciation (depreciation) of:
Investment securities	7,810,450
Foreign currencies	(438,410)
Foreign currency contracts	(7,207,409)
Swap agreements	(7,161,686)
(6,997,055)
Net realized and unrealized gain	12,764,518
Net increase in net assets resulting from operations	$42,246,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2013 and the year ended February 28, 2013

(Unaudited)

	August 31, 2013	February 28, 2013
Operations:
Net investment income	$29,482,390	$67,164,268
Net realized gain	19,761,573	2,293,460
Change in net unrealized appreciation (depreciation)	(6,997,055)	54,693,626
Net increase in net assets resulting from operations	42,246,908	124,151,354
Distributions to shareholders from net investment income	(33,341,016)	(66,647,279)
Net change in net assets resulting from operations applicable to common shares	8,905,892	57,504,075
Net change in net assets resulting from share transactions	271,929	280,738
Net increase in net assets applicable to common shares	9,177,821	57,784,813
Beginning of period	974,020,822	916,236,009
End of period (includes undistributed net investment income of $(19,813,263) and $(15,954,637), respectively)	$983,198,643	$974,020,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the six months ended August 31, 2013

(Unaudited)

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$42,246,908

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(1,010,360,190)
Proceeds from sales of investments	940,215,217
Net change in transactions in swap agreements	7,161,686
Net change in transactions in foreign currency contracts	7,207,409
Net change in commitment fees	5,778
Decrease in interest receivables and other assets	3,475,915
Amortization of loan fees	1,355,508
Accretion of discounts on investment securities	(5,207,560)
Decrease in accrued expenses and other payables	(87,787)
Net realized gain from investment securities	(8,901,995)
Net change in unrealized appreciation on investment securities	(7,810,450)
Net cash provided by (used in) operating activities	(30,699,561)

Cash provided by financing activities:
Dividends paid to shareholders	(32,957,901)
Net increase in borrowings on line of credit	42,000,000
Decrease in payable for amount due custodian	(4,513,056)
Cash payments for offering costs	(625,000)
Net proceeds from the issuance of preferred shares	125,000,000
Net cash provided by financing activities	128,904,043
Net increase in cash and cash equivalents	98,204,482
Cash and cash equivalents at beginning of period	38,564,263
Cash and cash equivalents at end of period	$136,768,745

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$271,929

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,638,052

Notes to Financial Statements

August 31, 2013

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock

23                         Invesco Dynamic Credit Opportunities Fund

Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

24                         Invesco Dynamic Credit Opportunities Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

25                         Invesco Dynamic Credit Opportunities Fund

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
R.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

26                         Invesco Dynamic Credit Opportunities Fund

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2013, the Adviser waived advisory fees of $6,676.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2013, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$944,754,134	$60,354,637	$1,005,108,771
Notes	—	233,234,967	1,865,968	235,100,935
Structured Products	—	60,304,588	—	60,304,588
Equity Securities	119,613,500	17,295,872	2,251,151	139,160,523
	$119,613,500	$1,255,589,561	$64,471,756	$1,439,674,817
Foreign Currency Contracts*	—	(1,083,103)	—	(1,083,103)
Total Investments	$119,613,500	$1,254,506,458	$64,471,756	$1,438,591,714

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

27                         Invesco Dynamic Credit Opportunities Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended August 31, 2013:

	Beginning Balance, as of February 28, 2013	Purchases	Sales	Accrued discounts/ premiums	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2013
Variable Rate Senior Loan Interests	$68,657,390	$19,463,728	$(14,865,623)	$87,081	$(1,710,549)	$3,444,585	$9,205,897	$(23,927,872)	$60,354,637
Notes	1,865,968	—	—	—	—	—	—	—	1,865,968
Equity Securities	1,995,149	—	—	—	—	(42,929)	298,931	—	2,251,151
Total	$72,518,507	$19,463,728	$(14,865,623)	$87,081	$(1,710,549)	$3,401,656	$9,504,828	$(23,927,872)	$64,471,756

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$—	$(1,083,103)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts*	Swap Agreements*
Realized Gain
Credit risk	$—	$7,243,684
Currency risk	2,941,256
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$(7,161,686)
Currency risk	(7,207,409)	—
Total	$(4,266,153)	$81,998

*	The average notional value foreign currency contracts and swap agreements outstanding during the period was $282,346,132 and $28,200,000, respectively.

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/10/13	State Street Bank	EUR	19,000,000	USD	25,065,940	$25,111,843	$(45,903)
09/10/13	Goldman Sachs International	EUR	40,000,000	USD	52,756,320	52,867,038	(110,718)
09/10/13	Mellon Bank N.A.	EUR	70,000,000	USD	92,344,700	92,517,316	(172,616)
09/10/13	JPMorgan Chase Bank N.A.	EUR	43,000,000	USD	56,710,980	56,832,066	(121,086)
09/10/13	State Street Bank	GBP	45,000,000	USD	68,941,350	69,733,279	(791,929)
09/10/13	Mellon Bank N.A.	SEK	61,000,000	USD	9,362,190	9,203,041	159,149
Total open foreign currency contracts							$(1,083,103)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling

SEK	– Swedish Krona
USD	– U.S. Dollar

28                         Invesco Dynamic Credit Opportunities Fund

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Mellon Bank N.A.	$159,149	$(159,149)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
J.P. Morgan Chase Bank N.A.	$121,086	$—	$121,086	$—	$—	$121,086
Goldman Sachs International	110,718	—	110,718	—	—	110,718
Mellon Bank N.A.	172,616	(159,149)	13,467	—	—	13,467
State Street Bank	837,832	—	837,832	—	—	837,832
Total	$1,242,252	$(159,149)	$1,083,103	$—	$—	$1,083,103

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended August 31, 2013.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/13	Interest/ Dividend Income
Targus International Inc. — Note	$1,865,968	$—	$—	$—	$—	$1,865,968	$95,372
Targus International Inc. — Common Shares	824,476	—	—	(20,597)	—	803,879	—
Total	$2,690,444	$—	$—	$(20,597)	$—	$2,669,847	$95,372

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the six months ended August 31, 2013, the Fund paid legal fees of $46,934 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 7—Cash Balances and Borrowings

The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 27, 2014. The revolving credit and security agreement is secured by the assets of the Fund.

During the six months ended August 31, 2013, the average daily balance of borrowing under the revolving credit and security agreement was $272,489,130 with a weighted interest rate of 0.65%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

29                         Invesco Dynamic Credit Opportunities Fund

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2013. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*		Value
Axia Inc.	Revolver Loan		$348,226	$329,074
David’s Bridal, Inc.	Revolver Loan		1,848,394	1,737,490
Delta Air Lines, Inc.	Revolver Loan		7,019,463	6,668,490
Lake at Las Vegas Joint Venture, LLC	Revolver Loan		48,725	19,734
Media General, Inc.	Delayed Draw Term Loan		3,429,984	3,442,812
Reynolds Group Holdings Inc.	Revolver Loan		5,104,216	5,098,652
Surgical Care Affiliates, Inc.	Revolver Loan		6,250,000	5,875,000
Tyrol Acquisitions 2 SAS	Revolver Loan	EUR	1,800,501	2,154,645
Vitalia Holdco S.a.r.l	Revolver Loan	EUR	1,000,000	1,294,768
West Corp.	Revolver Loan		2,426,942	2,281,325
				$28,901,990

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$431,578	$—	$431,578
February 28, 2017	76,783,001	—	76,783,001
February 28, 2018	230,817,698	—	230,817,698
February 28, 2019	2,612,706	—	2,612,706
Not subject to expiration	—	63,497,700	63,497,700
	$310,644,983	$63,497,700	$374,142,683

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2013 was $1,027,234,795 and $960,197,843, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$33,400,687
Aggregate unrealized (depreciation) of investment securities	(83,925,747)
Net unrealized appreciation (depreciation) of investment securities	$(50,525,060)

Cost of investments for tax purposes is $1,490,199,877.

30                         Invesco Dynamic Credit Opportunities Fund

NOTE 11—Variable Rate Term Preferred Shares

On August 29, 2013, the Fund issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2016/9-VTA C-1 (the “C-1 Series”), (ii) 2016/9-VTA C-2 (the “C-2 Series”), (iii) 2016/9-VTA C-3 (the “C-3 Series”), (iv) 2016/9-VTA C-4 (the “C-4 Series”) and (v) 2016/9-VTA L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share pursuant to an offering exempt from registration under the Securities Act of 1933. Proceeds from the issuance of VRTP Shares on August 24, 2013 will be used to repay a portion of the Fund’s outstanding borrowings under the existing revolving credit agreement. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2016, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Weighted average interest rate paid or payable by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Weighted average interest rate paid or payable by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Weighted average interest rate paid or payable by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Weighted average interest rate paid or payable by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the six months ended August 31, 2013 were $125,000,000 and 1.41%, respectively.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation value.

The liquidation preference of VRTP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	August 31, 2013	February 28, 2013
Beginning shares	74,073,880	74,052,532
Shares issued through dividend reinvestment	20,404	21,348
Ending shares	74,094,284	74,073,880

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Dividends

The Fund declared the following dividends from net investment income subsequent to August 31, 2013:

Declaration Date	Amount per Share	Record Date	Payable Date
September 3, 2013	$0.075	September 13, 2013	September 30, 2013
October 1, 2013	0.075	October 11, 2013	October 31, 2013

31                         Invesco Dynamic Credit Opportunities Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Six months ended August 31, 2013		Year ended February 28, 2013	Year ended February 29, 2012	Seven months ended February 28, 2011		Years ended July 31,
							2010	2009	2008
Net asset value per common share, beginning of period	$13.15		$12.37	$13.29	$12.53		$11.00	$15.69	$18.65
Net investment income(a)	0.40		0.91	0.84	0.43		0.80	1.07	1.44
Net gains (losses) on securities (both realized and unrealized)	0.17		0.77	(0.88)	0.93		1.79	(4.41)	(2.82)
Total from investment operations	0.57		1.68	(0.04)	1.36		2.59	(3.34)	(1.38)
Dividends from net investment income	(0.45)		(0.90)	(0.88)	(0.60)		(1.06)	(1.35)	(1.58)
Net asset value per common share, end of period	$13.27		$13.15	$12.37	$13.29		$12.53	$11.00	$15.69
Market value per common share, end of period	$12.65		$13.29	$11.62	$12.83		$11.94	$10.00	$13.30
Total return at net asset value(b)	4.39%		14.13%	0.35%	11.30%
Total return at market value(c)	(1.50)%		23.00%	(2.36)%	12.79%		30.65%	(11.84)%	(25.46)%
Net assets applicable to common shares, end of period (000’s omitted)	$983,199		$974,021	$916,236	$983,818		$927,104	$814,401	$1,161,324
Portfolio turnover rate(d)(e)	75%		129%	132%	88%		56%	36%	43%

Ratios/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.08	%(f)	2.09%	2.21%	2.22	%(g)	2.29%	3.76%	2.78%
Ratio of expenses excluding interest, facilities and maintenance fees	1.72	%(f)	1.72%	1.86%	1.71	%(g)	1.74%	2.97%	1.79%
Ratio of net investment income	5.94	%(f)	7.15%	6.73%	5.72	%(g)	6.56%	10.42%	8.38%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000
Total borrowings (000’s omitted)	$282,000		$240,000	$232,000	$281,000		$252,500	$214,000	$510,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,930		$5,058	$4,949	$4,501		$4,672	$4,806	$3,277
Asset coverage per preferred share(i)	$886,559
Liquidating preference per preferred share	$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Ratios are annualized and based on average net assets (000’s omitted) of $984,693.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(i)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

NOTE 15—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the six months ended August 31, 2013, there were no interests in Senior Loans purchased by the Fund on a participation basis.

32                         Invesco Dynamic Credit Opportunities Fund

NOTE 16—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. The First Lienholders’ appeal was stayed pending a decision by the Eleventh Circuit. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The Fund has accrued $24,837 in expenses relating to these matters during the six months ended August 31, 2013.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

33                         Invesco Dynamic Credit Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the “Board”) of Invesco Dynamic Credit Opportunities Fund (the “Fund”) is required under the Investment Company Act of 1940 to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (“Invesco Advisers”) and the Master Intergroup Sub-Advisory Contract (the “sub-advisory contracts”) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”). The Board considers the Fund’s relationship with Invesco Advisers and the Affiliated Sub-Advisers throughout the year and during meetings held on March 4-5, 2013 and May 6-7, 2013, the Board considered matters related to the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts. During a contract renewal meeting held on May 7, 2013, the Board as a whole, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board, acting directly and through its committees, meets throughout the year to review the performance of the Fund. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by

Invesco Advisers and an independent company, Lipper, Inc. (“Lipper”). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.

In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Fund reflect the results of years of review and negotiation between the Trustees and Invesco Advisers, as well as with Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.

The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of May 7, 2013, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board also meets throughout the year with the Fund’s portfolio management team, which provides the Board with insight into their management of the Fund and the Fund’s performance. The Board’s review of the qualifications of Invesco Advisers and the portfolio management team to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between

Invesco Advisers (and previously Van Kampen Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Fund such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services capable of being provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who would provide such services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers, from time to time as necessary and appropriate, in managing the Fund. The Board concluded that the nature, extent and quality of the services capable of being provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, two, three and five calendar years to the performance of funds in the Fund’s Lipper performance universe and against the applicable Lipper index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one year period, the third quintile for the two and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also considered the additional resources that

34                         Invesco Dynamic Credit Opportunities Fund

Invesco Advisers had been devoting to further develop its fixed income platform. In light of these considerations, the Board concluded the Fund’s performance was consistent with its investment objective and policies under applicable market conditions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.

The Board also considered the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations and waivers), including comparisons, as applicable, to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies similar to those of the Fund. The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.

The Board also compared the strategy of the Fund to that of other client accounts of Invesco Advisers and the Affiliated Sub-Advisers and considered, as applicable, the fees charged to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services than to registered fund clients, such as the Fund. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to registered fund clients, including the Fund, relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage registered fund clients and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2013 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver, and the discontinuation of this fee waiver on June 30, 2013, would have on the Fund’s total estimated expenses.

The Board also considered the services capable of being provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that, to the extent the Fund were to utilize the Affiliated Sub-Advisers, Invesco Advisers would provide services related to oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund, like most closed-end funds, does not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the registered fund clients and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2012. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the other funds overseen by the Board. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the other funds overseen by the Board. The

Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Fund. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Fund. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

35                         Invesco Dynamic Credit Opportunities Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Dynamic Credit Opportunities Fund (the “Fund”) was held on August 2, 2013. The Meeting was held for the following purpose:

(1)	Elect three Class III Trustees by the holders of Common Shares of the Fund, each of whom will serve for a three-year term or until a successor has been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against
(1)	R. Craig Kennedy Colin D. Meadows Hugo F. Sonnenschein	65,420,320 65,420,320 65,420,320	1,899,192 1,899,192 1,899,192

36                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043                 VK-CE-DCO-SAR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of August 13, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	November 8, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	November 8, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 8, 2013

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.